United States Securities and Exchange Commission
 Washington, D.C. 20429

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 28, 2006

WACCAMAW BANKSHARES, INC.
(Name of Small Business Issuer in its Charter)

NORTH CAROLINA	52-2329563
(State or other Jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

110 N. Powell Boulevard Whiteville, N.C. 28472

(Address of Principal Executive Office)

(910) 641-0044

(Issuer’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.     OTHER EVENTS

                         The purpose of this Current Report on Form 8-K is to file the announcement of the completion of Bank of Heath Springs acquisition

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

             (d)          Exhibit 99.1 Waccamaw Bank completes Bank of Heath Springs acquisition

SIGNATURES

          According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on April 28, 2006.

WACCAMAW BANKSHARES, INC.

Date: April 28, 2006		/s/ James G. Graham

	By:	James G. Graham
	Its:	President & CEO